                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
WebEx, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Financial Data" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California
March 30, 2000